Subsequent Events - ISP Optics Corporation Acquisition	12 Months Ended
Jun. 30, 2016
Subsequent Events - Isp Optics Corporation Acquisition
Subsequent Events - ISP Optics Corporation Acquisition
19.	Subsequent Events – ISP Optics Corporation Acquisition

On August 3, 2016, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with ISP Optics Corporation (“ISP”) and Joseph Menaker and Mark Lifshotz (the “ISP Stockholders”), pursuant to which the Company will acquire (the “Acquisition”) all of the outstanding common stock of ISP (the “Purchased Shares”) from the ISP Stockholders. Following the closing of the Acquisition, ISP will become a wholly-owned subsidiary of the Company.

The Company will acquire the Purchased Shares for $18,000,000 (the “Purchase Price”), to be paid in a combination of cash (the “Cash Amount”) and a promissory note (the “Note”). The Cash Amount, subject to a net working capital adjustment, debt adjustment, and cash adjustment as provided in the Stock Purchase Agreement, will not be less than $12,000,000. The aggregate original principal amount of the Note will equal the Purchase Price less the Cash Amount, as adjusted pursuant to the Stock Purchase Agreement, but in no event less than $3,000,000.

During the period commencing on the date that the Note is issued (the “Issue Date”) and continuing until the fifteen month anniversary of the Issue Date (the “Initial Period”), interest will accrue on only the unpaid principal amount of the Note in excess of $2,700,000 at an interest rate equal to ten percent (10%) per annum. After the Initial Period, interest will accrue on the entire unpaid principal amount of the Note from time to time outstanding, at an interest rate equal to ten percent (10%) per annum. Interest is payable semi-annually in arrears. The term of the Note is five years, and any unpaid interest and principal, together with any other amounts payable under the Note, is due and payable on the maturity date. The Company may prepay the Note in whole or in part without penalty or premium. If the Company does not pay any amount payable when due, whether at the maturity date, by acceleration, or otherwise, such overdue amount will bear interest at a rate equal to twelve percent (12%) per annum from the date of such non-payment until the Company pays such amount in full.

In addition, upon the occurrence of a payment default, or any other “event of default,” such as a bankruptcy event or a change of control of the Company, the entire unpaid and outstanding principal balance of the Note, together with all accrued and unpaid interest and any and all other amounts payable under the Note, will immediately be due and payable.

Completion of the Acquisition is subject to the satisfaction or waiver of certain conditions. In addition to customary closing conditions, our obligation to complete the Acquisition is conditioned on receipt by us of financing we need to purchase the Purchased Shares and obtaining the requisite approval of our stockholders related to the financing and the Acquisition, as applicable, as required by applicable NASDAQ rules and other applicable law.

The closing of the Acquisition will occur on a date and time mutually agreed upon by the ISP Stockholders and us, no later than five (5) business days following the satisfaction or waiver of the closing conditions. Currently, we anticipate the Acquisition closing in the fourth quarter of calendar year 2016; however, there can be no assurance that the Acquisition will close in the fourth quarter of calendar year 2016, or at all.